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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
          Date of Report (date of earliest event reported) August 25, 1999

                                   -----------

                                   Q-MED, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its Charter)

         DELAWARE                    0-11411                      22-2468665
----------------------------       -----------               -------------------
(State or other jurisdiction       (Commission                  (IRS Employer
     of incorporation)              File No.)                Identification No.)

100 METRO PARK SOUTH, LAURENCE HARBOR, NEW JERSEY                        08878
-------------------------------------------------                     ----------
    (Address of principal executive offices)                          (Zip Code)

        Registrant's telephone number, including area code (732) 566-2666

                                       N/A
                         -------------------------------
                         (Former Name or former address,
                         if changed since last report.)


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

Item 5. Other Events

     On August 25, 1999, the holders of $950,000 principal amount of the Company's 16% Convertible Notes due December 18, 2002 (the "Notes") converted $900,000 of the principal into 538,922 shares of common stock and 500,000 common stock purchase warrants exercisable at $1.67 per share (subject to adjustment in the manner described below) until November 15, 2002. As a result of the conversion and adjustment, the Company will realize a one time non-cash charge to operations of $731,135 in the period ended August 31, 1999. In addition, Galen Partners III, L.P., a Delaware limited partnership, Galen Partners International III, L.P., a Delaware limited partnership, and Galen Employee Fund III, L.P., a Delaware limited partnership (collectively the "Galen Funds") invested an additional $250,000 in exchange for 95,238 shares of the Company's common stock and 75,000 common stock purchase warrants exercisable at $1.67 per share until November 15, 2002. The exercise price of all the warrants issued and amended may be adjusted in certain circumstance to protect the holders against dilution. The note purchase agreements between the Company and the funds represented by Galen were further amended to eliminate the Company's ability to prepay the remaining $50,000 principal and $118,407.34 due on the Notes and to reduce the conversion price of the Notes to $2.87. In the event the closing price of the Company's common stock equal or exceeds $8.61 for twenty consecutive days and the average trading volume during the two weeks preceding the notice of redemption is equal or greater than 100,000 shares per week then the Notes may be redeemed by the Company at the following prices

Year      Redemption Price
----      ----------------

1999      104%
2000      103%
2001      102%
2002      100%

       The Notes continue to bear interest at the rate of 16% per annum on the remaining principal (which is capitalized annually and due upon maturity) and payment is secured by a lien on substantially all of the Company's assets.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (a) Financial Statements
         None

     (b) Pro Forma Financial Information
         Pro Forma Balance Sheet as of May 31, 1999

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(c) Exhibits

4.1 Form of common stock purchase warrants exercisable at $1.67 per share until November 15, 2005 (Incorporated by reference to Exhibit 4.1 to the Company's Form 8-K Current Report dated May 17, 1999).

4.2 Form of common stock purchase warrants exercisable at $2.625 per share until November 15, 2005.

99.1 Second Amendment dated as of August 25, 1999 to Note Purchase Agreement between qmed, Inc. and Galen Partners III, L.P., Galen Partners International III, L.P., Galen Employee Fund III, L.P. dated as of December 18, 1997.

99.2 Securities Purchase Agreement between qmed, Inc. and Galen Partners III, L.P., Galen Partners International III, L.P., Galen Employee Fund III, L.P. dated as of August 25, 1999.


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                             PRO FORMA BALANCE SHEET

     The following pro forma balance sheet of qmed, Inc. (the "Registrant") gives effect to the Registrant's issuance of 538,922 shares of common stock and 500,000 warrants upon the conversion of $900,000 outstanding principal amount of 16% Convertible Notes and the sale of 95,238 shares of common stock and 75,000 common stock purchase warrants for $250,000.

     The following pro forma balance sheet should not be indicative of the future financial position of the Registrant and does not take into consideration the effect of changes in financial position and results of operations since May 31, 1999, other than the refinancing. It should be read in conjunction with the historical financial statements and notes of the Registrant contained in prior filings with the Securities and Exchange Commission.






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

                                           Q-MED, INC. AND SUBSIDIARIES
                                       PRO FORMA CONSOLIDATED BALANCE SHEET
                                                   May 31, 1999
                                                   (Unaudited)

ASSETS
                                                           Historical               Adjustments        Pro Forma
                                                           ----------               -----------        ---------
Current assets
      Cash and cash equivalents                          $    372,493                 215,000(1)    $    587,493
      Investments                                           1,000,000                                  1,000,000
      Accounts receivable, net of
         allowances of approximately $500,000                 182,015                                    182,015
      Inventories                                             465,879                                    465,879
      Prepaid expenses and other current assets               148,129                                    148,129
                                                         ------------                               ------------
                                                            2,168,516                                  2,383,516
Product software development costs                             21,785                                     21,785
Property and equipment, net                                   508,477                                    508,477
Other assets                                                  189,216                                    189,216
      Total assets                                       $  2,887,994                               $  3,102,994
                                                         ============                               ============

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
      Accounts payable and accrued expenses              $    563,527                               $    563,527
                                                         ------------                               ------------
                                                              563,527                                    563,527

Convertible long tern debt                                    950,000                (900,000)(2)         50,000
Leases payable - long term                                     87,357                                     87,357
Deferred warranty revenue                                      18,779                                     18,779
                                                         ------------                               ------------
      Total liabilities                                     1,619,663                                    719,663

Stockholders' equity
      Common stock $.001 par value; 20,000,000
        shares authorized; 11,590,989 and 12,225,149
        proforma shares issued and 11,568,989 and
        12,203,149 proforma shares outstanding                 11,591                     539(2)          12,225
                                                                                           95(1)
      Paid-in capital                                      21,183,828                 214,905(1)      23,035,329
                                                                                      899,461(2)
                                                                                      737,135(3)
      Accumulated deficit                                 (19,839,900)              (737,135)(3)     (20,577,035)
      Accumulated other comprehensive income
        Unrealized holding loss/gain on
          available-for-sale securities                       (11,563)                                   (11,563)
                                                         ------------                               ------------
                                                            1,343,956                                  2,458,956
      Less:  treasury stock at cost, 22,000
        common shares                                         (75,625)                                   (75,625)
                                                         ------------                               ------------
      Total stockholders' equity                            1,268,331                                  2,383,331
                                                         ------------                               ------------
                                                         $  2,887,994                               $  3,102,994
                                                         ============                               ============


                                    See Accompanying Notes to Proforma Consolidated Financial Statements


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               NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS





(1) To record the issuance of 95,238 shares of common stock for $250,000 cash net of legal fees.

(2) To record the issuance of 538,922 shares of common stock upon the conversion of $900,000 principal amount of the 16% Convertible Subordinated Notes due December 18, 2002.

(3) To record the impact of common stock issued at a conversion rate which is lower than the original conversion rate of the Convertible Subordinated Notes.